                                                                  EXHIBIT 10.22


                           MASTER SEPARATION AGREEMENT

     This AGREEMENT ("Agreement") is made as of December 6, 2000, by and among KENNETH KIM ("Kim"), MARON NU-TECH, INC., a California corporation ("Maron") and OBAGI MEDICAL PRODUCTS, INC., a California corporation ("Company").

                                    RECITALS

     WHEREAS, Kim and Company have previously entered into certain agreements that provided Kim with rights to distribute Company's products and, in addition, Kim has acquired certain interests in entities which hold rights to distribute Company's products,

     WHEREAS, Kim hereby agrees to sell, transfer, convey and relinquish all rights to distribute the Company's products, and to transfer to Company any interest held by Kim in any entity, except as provided in Section 1 herein, which holds the rights to distribute the Company's products,

     WHEREAS, Kim believes that neither he, Maron, nor his affiliates have any ownership interests in Obagi Singapore Pte. Ltd. ("Obagi Singapore") (other than a possible ownership interest of Dermatech in Obagi Singapore and a legal charge over shares of Obagi Singapore in favor of Dermatech) and he believes that Obagi Asia Pte. Ltd. ("Obagi Asia") is dormant, with no activity,

     WHEREAS, Kim is willing to agree not to compete with Company, as provided in Section 5.1 of this Agreement, subject to the terms and conditions set forth in this Agreement,

     WHEREAS, in consideration for the relinquishment by Kim as set forth above, Company agrees to pay Kim the sum of [***] United States Dollars ($[***]) payable in accordance with the terms of this Agreement,

     WHEREAS, Maron and Company executed a Restated and Amended International Product Distribution Agreement on June 7, 1999 ("1999 Agreement"),

     WHEREAS, Company executed a Promissory Note payable to Maron dated June 7, 1999, providing for payments over time on an original principal amount of $[***] ("1999 Note") arising out of a Settlement Agreement dated June 7, 1999 among Company, Kim and Maron (the "Settlement Agreement"),

     WHEREAS, Maron and Company both wish to terminate the 1999 Agreement and to effect the extinguishment of all obligations under the 1999 Agreement, except for the obligations set forth in sections 9 and 11.1 of the 1999 Agreement and in the 1999 Note, which obligations shall specifically survive the termination of the 1999 Agreement, and

     WHEREAS, in consideration for the termination of the 1999 Agreement, Company agrees to pay Maron the sum of [***] United States Dollars ($[***]) payable in accordance with the terms of this Agreement,

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

     NOW, THEREFORE, in consideration of these premises, and the mutual terms and conditions contained herein, Kim, Maron and Company hereby agree as follows:

SECTION 1. TRANSFER OF INTERESTS; TERMINATION OF 1999 AGREEMENT PAYMENTS BY
           COMPANY

     1.1 TRANSFER OF INTERESTS BY KIM. Upon the terms and conditions of this Agreement and in consideration for the payments to be made by Company pursuant to Section 1.3 herein, effective at the closing of the transactions contemplated in this Agreement (the "Closing") on December 21, 2000 or sooner (the "Closing Date"), Kim hereby agrees as follows:

          (a) To sell, transfer, convey and assign to Company all shares of Derma Tech, Inc. (the "Shares") owned by Kim, which Shares represent fifty percent (50%) of the issued and outstanding shares of Derma Tech, Inc. ("Derma Tech").

          (b) To sell, transfer, convey and assign to Company, or cause to be sold, transferred, conveyed and assigned to Company, any interest in any loan, security, any right to receive any remuneration and/or any equity interest that Kim or his respective agents, assignees, or entities in which Kim holds any interest ("Kim Affiliates") may have in or to Obagi Singapore or any of its shareholders.

          (c) To sell, transfer, convey and assign to Company, or cause to be sold, transferred, conveyed and assigned to Company, all rights held by Kim in the Obagi name and the Obagi Asia name (the "Names"), the right to use the Names and any interest in the Names held by Obagi Asia.

          (d) To sell, transfer, convey and assign to Company, or cause to be sold, transferred, conveyed and assigned to Company, all other ownership interests or rights to receive any remuneration held by Kim or the Kim Affiliates, directly or indirectly, in any entity (other than Maron) which holds the rights to distribute any of the Company's products, a complete list of all such entities, if any, is attached hereto as Schedule 1.1(d).

          1.2 TERMINATION OF 1999 AGREEMENT. Maron and Company agree that the 1999 Agreement shall be terminated as of the Closing Date, with the exception of sections 9 and 11.1 thereof which shall survive the termination of the 1999 Agreement. Effective on the Closing, Maron and Company shall each expressly release the other, and the other's shareholders, directors and officers, as to all liability for claims and demands arising from the other's performance of the 1999 Agreement, except for claims and demands arising from sections 9 and 11.1 thereof and claims for any amounts which are due and payable thereunder as of the Closing Date, which shall survive the termination of the 1999 Agreement. For the elimination of any doubt, the parties hereby acknowledge and agree that Company remains and shall remain liable to Maron under the 1999 Note, in accordance with its original terms and that a true and complete copy of the Note is attached hereto as EXHIBIT A.

          1.3  PAYMENTS BY COMPANY.

               (a) In consideration of all of the foregoing provisions, the provisions of Section 5 of this Agreement, and the terms and conditions hereof, effective at the Closing

Company agrees to pay Kim the sum of [***] United States Dollars ($[***]), payable as follows:

                    (i) A cash payment of [***] United States Dollars ($[***]) which has previously been paid to Kim, receipt of which is hereby acknowledged; and

                    (ii) A cash payment of [***] United States Dollars ($[***]) at the Closing.

                    (iii) The balance of [***] United States Dollars ($[***]) according to the following payment schedule:

[***]                   $[***]                [***]                  $[***]
[***]                   $[***]                [***]                  $[***]

               (b) In consideration of all of the foregoing provisions and the terms and conditions hereof, effective at the Closing Company agrees to pay Maron the sum of [***] United States Dollars ($[***]) according to the following payment schedule:

[***]                   $[***]                [***]                  $[***]
[***]                   $[***]                [***]                  $[***]

     1.4 INTEREST. In addition to the payments pursuant to Section 1.3, Company agrees to pay interest to Kim and to Maron on the outstanding principal balance during the period from the Closing Date through [***]. Interest shall be calculated based on a 365-day year at the time of each principal payment on the outstanding principal balance on the day before the principal payment is due and shall be fixed for the period at the rate of [***] percent ([***]%) per annum. [***]

          (a)  [***]; and

          (b)  [***].

     1.5 PROMISSORY NOTES. At the Closing, Company shall execute and deliver to the respective payees thereof two subordinated promissory notes (the "Notes") for the aggregate outstanding balance of [***]United States Dollars ($[***]) payable under Section 1.3 above, payable to Kim and Maron, respectively, in the forms attached hereto as of EXHIBIT B and EXHIBIT C, respectively. Maron and Kim hereby agree that the Notes and related lien shall be subordinate to the loan and related lien of Imperial Bank (or such other commercial lender as may succeed Imperial Bank as commercial lender to Company ("Successor Lender")) (such senior loan or loans, however, not to exceed in any event the principal amount of

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

$10,000,000), and further agree to execute the Subordination Agreements in favor of Imperial Bank in the form of EXHIBIT D attached hereto at the Closing and to execute in the future a subordination agreement in favor of any Successor Lender provided that such subordination agreement is the same in substance as the Subordination Agreement, as amended, in favor of Imperial Bank.

     1.6  INSTRUMENTS OF CONVEYANCE AND TRANSFER / CLOSING DELIVERIES. At the
Closing:

          (a) Kim shall deliver to Company certificate(s) representing the Shares duly endorsed in blank with stock powers attached duly executed in blank, in proper form for transfer.

          (b) Kim shall deliver or cause to be delivered to Company accurate and complete copies of the documents in his possession consisting of the Articles (or Certificate) of Incorporation, Bylaws, shareholder and director (to the extent, and if, relevant) minutes, written consents and other shareholder (and director) actions taken, list of all shareholders, all qualification or other authorities (or clearances) issued by all state and other governmental bodies as required for all of such company's stock issuances with all amendments to each of the same, and the books and records, of each entity other than Maron (i) in which Kim has an ownership interest or has a right to receive remuneration and
(ii) which holds rights to distribute any of the Company's products (collectively, the "Transferred Companies").

          (c) Simultaneously with such delivery, Kim will take all steps as may be reasonably necessary to effectuate the transfer to the Company of all ownership interests or rights to receive remuneration held by Kim or the Kim Affiliates, directly or indirectly, in Obagi Singapore, Obagi Asia and each other Transferred Company.

          (d) The Company shall cause each of the Transferred Companies to execute and deliver to Kim and Maron a waiver and release in the form of EXHIBIT E attached hereto.

          (e) At the Closing, Maron and Kim shall deliver to Company checks in the amounts, if any, they respectively owe to Company as of the Closing Date. Company shall have furnished to Maron and Kim accurate invoices for orders through the Closing Date at the Closing.

     1.7 SECURITY INTEREST. As security for Company's payment obligations under the Notes, Company hereby grants to Kim and Maron, as secured parties, a security interest in the assets of Company described in EXHIBIT F attached hereto, which security interest shall be subordinate to the lien of Imperial Bank (or of a Successor Lender, if any, which is party to a subordination agreement as provided in Section 1.5 of this Agreement). Kim and Maron shall each have all the rights of a secured party under the California Uniform Commercial Code as to the security interest granted herein.

     1.8 SUB-DISTRIBUTORS. On or before the Closing Date, Company shall enter into new distribution agreements with Maron's sub-distributors, including but not limited to Malaysia, Indonesia, and Singapore, and with Korea (which is a direct distributor for which Maron acts as handling agent, but for simplicity of reference herein shall be included among the subdistributors) with regard to distribution of Company's products, and Kim and Maron agree to reasonably cooperate with Company in facilitating the execution of such agreements. Such new agreements shall contain provisions releasing Maron and Kim from any liability under the sub-distribution agreements between Maron and such sub-distributors, as a condition to the effectiveness of the new distribution agreements with Company. [***]. Upon demand by Company, Maron shall cooperate with Company to terminate any sub-distribution agreement after the Closing, provided that Company indemnifies and holds harmless Maron, its shareholders, officers, and directors from any claims arising out of Maron's termination and its cooperation with such termination.

SECTION 2. REPRESENTATIONS AND WARRANTIES

     2.1 REPRESENTATIONS AND WARRANTIES OF KIM. Kim and Maron hereby represent and warrant to Company as follows, which representations and warranties shall be true and correct at and as of the Closing Date:

          (a) ENFORCEABILITY. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been authorized and approved by Kim, Maron, and Derma Tech. This Agreement has been duly executed and delivered by Kim and constitutes a valid and legally binding agreement of Kim enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. This Agreement has been duly executed and delivered by Maron and constitutes a valid and legally binding agreement of Maron enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (b) THE SHARES. The Shares are owned, directly by Kim, free and clear of any lien, claim, charge, encumbrance, pledge, security interest or restriction of any nature whatsoever ("Encumbrances") and represent fifty percent (50%) of the issued and outstanding shares of Derma Tech. Upon delivery of the Shares and payment therefor pursuant hereto, good and valid title to the Shares, free and clear of all Encumbrances, will pass to Company.

          (c) THE TRANSFERRED COMPANIES. Kim's ownership interest or right to receive remuneration from the Transferred Companies or their shareholders is free and clear of any Encumbrances.

          (d)  FINANCIAL STATEMENTS. [INTENTIONALLY OMITTED].

          (e) ABSENCE OF CERTAIN CHANGES. To the best of Kim's knowledge, other than as specifically disclosed in this Agreement or in any of the exhibits hereto, since January 1, 2000:

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

               (i) None of the assets of any Transferred Company has been sold or transferred, and none of the debts or claims of any Transferred Company has been cancelled, except in the ordinary course of business;

               (ii) None of the assets of any Transferred Company has been leased, mortgaged, pledged, subjected to any liens, encumbrances or security interests;

               (iii) None of the Transferred Companies have acquired any additional assets except as acquired in the ordinary course of business and as consistent with its prior business practices;

               (iv) There has been no payment by any Transferred Company of any dividends or any distribution by the Transferred Company of any of its assets to any of its shareholders in redemption or as the purchase price of any of its capital stock or in discharge or cancellation, whether in part or in whole, of any indebtedness (whether in payment of principal, interest or otherwise), owing to any of its said shareholders, except a pro-rata distribution to Kim and Company of the balance in the Derma Tech bank account at Bank of America on the date of the Closing;

               (v) There has not been any material increase in the compensation payable or to become payable by any Transferred Company to any of its employees or agents, or any bonus payment or arrangement made to or with any of them;

               (vi) There has not been any amendment or termination of any material contract, agreement or license to which any Transferred Company is a party other than in the ordinary course of business;

               (vii) There has not been any payment to or commitment entered into by any Transferred Company respecting any liabilities, expenses or costs incurred in connection with this Agreement (including, without limitation, any finder's fee or commission, but excluding any legal or accounting fees occasioned hereby); and

               (viii) There has been no material damage, destruction or loss, or other change of a material nature, to the financial condition, assets, liabilities, obligations or operations of any Transferred Company.

          (f) ABSENCE OF UNDISCLOSED LIABILITIES. To the best of Kim's knowledge, except as set forth in Derma Tech's balance sheet as of June 30, 2000 attached hereto as EXHIBIT G, or otherwise disclosed in this Agreement, or in any other exhibit to this Agreement, Derma Tech is not obligated for, nor are any of its assets or properties subject to, any liabilities or obligations, whether or not such liabilities or obligations are normally shown or reflected on a balance sheet in a manner consistent with generally accepted accounting principles, other than liabilities or obligations arising in the ordinary course of business since June 30, 2000, which ordinary course liabilities and obligations, in the aggregate, are not materially adverse to Derma Tech. Derma Tech is not in default with respect to any material term or condition of any material indebtedness or liability (including trade payables). In addition, there are no facts in existence on the date hereof and known to Kim which might reasonably serve as the basis, in whole or in part, for any material liabilities or obligations of

Derma Tech, not disclosed in this Agreement or in any of the exhibits attached hereto. [***].

          (g) CLAIMS BY KIM. Except as set forth on Schedule 2.1(g), no Transferred Company is, and as of the Closing Date will not be, indebted to Kim, its trustor, trustee or any of its beneficiaries for any liability or obligation, whether arising by reason of an ownership interest in such company or otherwise.

          (h) ARTICLES, BYLAWS, MINUTES AND PERMITS. To his best knowledge, Kim has made available to Company accurate and complete copies, to the extent they are in his possession, of each Transferred Company's Articles (or Certificate) of Incorporation, Bylaws, shareholder and director (to the extent, and if, relevant) minutes, written consents and other shareholder (and director) actions taken, list of all shareholders, and all qualification or other authorities (or clearances) issued by all state and other governmental bodies as required for all of such company's stock issuances, together with all amendments to each of the same, and the books and records in his or Maron's possession of each Transferred Company. To Kim's best knowledge, nothing contained in any of the foregoing prevents or adversely affects the consummation of the transactions contemplated by this Agreement. The articles of incorporation, bylaws, qualification documents for stock issuances, and minutes of Derma Tech are accurate and complete and in full force and effect.

          (i) NO OTHER RIGHTS OF PAYMENT. Kim is not aware of any agreements or arrangements other than as disclosed herein, whereby any person or entity, including but not limited to any other shareholders of any company or such shareholder's relatives or entities in which such shareholders have an interest, is entitled to a payment of cash distributions from any Transferred Company.

          (j) SUB-DISTRIBUTION AGREEMENTS. EXHIBIT H attached hereto contains a true and complete list of Maron's sub-distributors, and prior to the Closing Maron shall have delivered to Company true and complete copies of all of Maron's agreements with such sub-distributors. Such agreements contain the complete agreements between Maron and each such sub-distributor, and are valid and in full force and effect, to Kim's and Maron's best knowledge, and, to Kim's and Maron's best knowledge, there are no liabilities of Maron connected with such agreements which have not been previously disclosed to Company.

          (k) MARON LICENSES. Maron represents that all licenses held by it are listed on Schedule 2.1(k) attached hereto.

     2.2 REPRESENTATIONS AND WARRANTIES OF COMPANY. Company hereby represents and warrants to Kim, which representations and warranties shall be true and correct at and as of the Closing Date:

          (a) ENFORCEABILITY. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been authorized and approved by Company. This Agreement has been duly executed and delivered by Company and constitutes a valid and legally binding agreement of Company enforceable in

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (b) DUE DILIGENCE. Company has had ample opportunity to perform due diligence in connection with this Agreement and review any and all financial statements, documents, records, reports, schedules and other forms of data as requested by Company.

          (c)  SUB-DISTRIBUTORS. [INTENTIONALLY OMITTED].

          (d) SHAREHOLDERS OF COMPANY. The shareholders of Company holding of record as of the date of this Agreement more than ten percent (10%) of Company's voting shares are identified in Schedule 2.2(d) hereto.

SECTION 3. INDEMNIFICATION

     3.1 INDEMNIFICATION BY KIM. Effective at the Closing, Kim agrees to indemnify Company against and hold Company harmless from and in respect of any and all losses, liabilities, damages, reasonable expenses (including without limitation reasonable expenses of investigation and defense and reasonable fees and disbursements of counsel), claims, liens or other obligations of any nature whatsoever (collectively, "Losses") which may arise out of, be based upon, be incurred by virtue of or result from or relate to the breach of any representation or warranty made by Kim in this Agreement or in any document or instrument delivered by Kim at the Closing Date pursuant hereto.

     3.2 INDEMNIFICATION BY COMPANY. Effective at the Closing, Company agrees to indemnify Kim and Maron against and hold Kim and Maron harmless from and in respect of any and all Losses which may arise out of, be based upon, be incurred by virtue of or result from or relate to the breach of any representation or warranty made by Company in this Agreement or in any document or instrument delivered by Company at the Closing Date pursuant hereto.

     3.3 DEFENSE OF CLAIMS. In the case of any claim for  indemnification  under
Section 3.1 or 3.2 arising from a claim of a third party, an indemnified person shall give prompt written notice to the indemnifying person of any claim, suit or demand of which such indemnified person has knowledge and as to which it may request indemnification hereunder. The indemnifying person shall have the right to defend and to direct the defense against any such claim, suit or demand, in its name or in the name of the indemnified person, as the case may be, at the expense of the indemnifying person, and with counsel selected by the indemnifying person unless (i) such claim, suit or demand seeks an order, injunction or other equitable relief against the indemnified person, or (ii) the indemnified person shall have reasonably concluded that there is an actual conflict of interest between the indemnified person and the indemnifying person in the conduct of the defense of such claim, suit or demand, in which case the indemnified person may, with the approval of the indemnifying person (which approval shall not be unreasonably withheld), select counsel for itself to defend such claim, suit or demand. The indemnified person shall have the right to participate in the defense of any claim, suit or demand with counsel selected by it. The reasonable fees and disbursements of such counsel shall be at the expense of the indemnified person. The indemnifying person may settle any claim, suit or demand for which an indemnified person has sought indemnification under Section 3.1 or
Section 3.2. The indemnifying person shall have no indemnification obligations with respect to any such claim, suit or demand which shall be settled by the indemnified person without the prior written consent of the indemnifying person (which consent shall not be unreasonably withheld, conditioned or delayed) other than a claim, suit or demand as to which the indemnifying person shall not in fact have employed counsel to assume the defense of such claim, suit or demand.

SECTION 4. MUTUAL RELEASES

     4.1 RELEASES BY COMPANY. Effective at the Closing, Company, on behalf of itself and its shareholders, parent or sister companies, employees, representatives, agents, insurers, attorneys, administrators, heirs, beneficiaries, executors, trustees, principals, predecessors, successors, assignors, assignees, past and present, hereby fully releases and discharges Kim and his respective employees, officers, agents, representatives, attorneys, administrators, heirs, insurers, corporations in which Kim holds any interest, and each of their respective predecessors, successors, assignors and assignees, past and present, with respect to any and all claims, actions, and causes of action, of any kind or nature whatsoever, in law, equity, or otherwise, whether fixed or contingent, whether now known or unknown whether suspected or unsuspected, and whether concealed or hidden, which now exist or which may exist hereafter, relating to, or arising out of, any act, transaction, agreement occurrence, event, error, or omission by any of them prior to the effective date of this Agreement. Notwithstanding anything to the contrary contained herein, the releases set forth in this paragraph shall not be deemed to effect a release of Kim's or Maron's obligations set forth in this Agreement.

     4.2 RELEASES BY MARON. Effective at the Closing, Maron, on behalf of itself and its shareholders, parent or sister companies, employees, representatives, agents, insurers, attorneys, administrators, heirs, beneficiaries, executors, trustees, principals, predecessors, successors, assignors, assignees, past and present, hereby fully releases and discharges Company, and its respective employees, officers, shareholders, agents, representatives, attorneys, administrators, insurers, corporations in which Company holds any interest, and each of their respective predecessors, successors, assignors and assignees, past and present, with respect to any and all claims, actions, and causes of action, of any kind or nature whatsoever, in law, equity, or otherwise, whether fixed or contingent, whether now known or unknown, whether suspected or unsuspected, and whether concealed or hidden, which now exist, or which may exist hereafter, relating to, or arising out of, any act, transaction, agreement, occurrence, event, error, or omission by any of them prior to the effective date of this Agreement. Notwithstanding anything to the contrary contained herein, the releases set forth in this paragraph shall NOT be deemed to effect a release of the Company's obligations under this Agreement or under the 1999 Note, nor any other obligations set forth in this Agreement. Instead, the obligations assumed by Company pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall remain binding upon Company until all of its obligations hereunder have been fully performed.

     4.3 RELEASES BY KIM. Effective at the Closing, Kim, on behalf of himself and his representatives, agents, insurers, attorneys, administrators, heirs, beneficiaries, executors, trustees, principals, corporations in which Kim holds any interest, predecessors, successors, assignors, assignees, past and present, hereby fully releases and discharges Company, Obagi Asia, Obagi Singapore, and Derma Tech, and their respective employees, officers, shareholders, agents, representatives, attorneys, administrators, insurers, corporations in which they hold any interest, and each of their respective predecessors, successors, assignors and assignees, past and present, with respect to any and all claims, actions, and causes of action, of any kind or nature whatsoever, in law, equity, or otherwise, whether fixed or contingent, whether now known or unknown, whether suspected or unsuspected, and whether concealed or hidden, which now exist, or which may exist hereafter, relating to, or arising out of, any act, transaction, agreement, occurrence, event, error, or omission by any of them prior to the effective date of this Agreement. Notwithstanding anything to the contrary contained herein, the releases set forth in this paragraph shall NOT be deemed to effect a release of Company's obligations under this Agreement. Instead, the obligations assumed by Company pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall remain binding upon Company until all of its obligations hereunder have been fully performed.

SECTION 5. NON-COMPETITION AGREEMENT

     5.1 NON-COMPETITION. Effective at the Closing, during the seven (7) year period ("Restrictive Period') commencing as of the Closing Date, Kim, Maron, and each Kim Affiliate shall not, either directly or indirectly, (i) promote, sell or offer for sale in any country in the world any goods or articles which contain hydroquinone as one of its ingredients or any system of products in which one of the products contains hydroquinone as one of its ingredients ("Competitive Activity") (ii) engage in a Competitive Activity for his or its account, (iii) enter the employ of, render any services to, or lend the use of his or its name to, any entity engaged in a Competitive Activity, and/or (iv) become interested in any such entity in any capacity, including as an individual, partner, shareholder, officer, director, principal, agent, member, trustee or consultant; provided, however, that Kim may own a passive security investment in any class of securities of an entity the securities of which are publicly traded so long as the ownership of said securities does not exceed 2% of the issued and outstanding securities of the class so owned. Kim or Maron or a Kim Affiliate may purchase products from or sell products to an entity engaged in a Competitive Activity so long as Kim's, Maron's, or the Kim Affiliate's business with that entity are entirely separate from the Competitive Activity of such entity and the confidentiality obligations of Kim, Maron and the Kim Affiliate are observed.

     5.2  INTENTIONALLY OMITTED.

     5.3 CONFIDENTIALITY. Effective at the Closing, Kim and Maron hereafter agree to hold in trust and confidence all financial, personal, customer and other information of a confidential nature concerning Company and not to use or disclose such information in any manner other than for the purpose of transactions with Company. Nothing herein shall prevent Kim from discussing the terms of this Agreement with his legal representative and/or tax and financial advisors or as necessary to enforce this Agreement in a court of law or to comply with the law or a request from a regulatory organization. Information shall not be deemed confidential, if such information is that which:

          (a) Kim or Maron can prove by documentary evidence was already in its possession and subject to free disposal prior to the disclosure of the information by Company;

          (b) Is hereafter disclosed to Kim or Maron or a Kim Affiliate without the obligation of confidence by a third party who did not derive such information directly or indirectly from Company;

          (c) Is or becomes generally available to the public in printed publications in general circulation through no breach by Kim or Maron or a Kim Affiliate. However, confidential information shall not be deemed to be generally available to the public if it is known only to a few of those people to whom it might be of commercial interest, and a combination of two or more portions of the confidential information shall not be deemed to be generally available to the public only by reason of each separate portion being so available;

          (d)  Is disclosed pursuant to the agreement of the parties; or

          (e) Is disclosed to a person who separately had received that information from Company without the obligation of confidence.

     5.4 RIGHTS AND REMEDIES UPON BREACH. If any party breaches, or threatens to commit a breach of, any of the provisions hereof, the party not in breach shall have the following rights and remedies, each of which shall be independent of the others and severally enforceable, and each of which shall be in addition to, and not in lieu of, any other rights or remedies available to the party not in breach, at law or in equity under this Agreement or otherwise:

          (a) SPECIFIC PERFORMANCE. The right and remedy to have each and every one of the covenants in this Agreement specifically enforced and the right and remedy to obtain injunctive relief, it being agreed that any breach or threatened breach of any of the covenants herein would cause irreparable injury to the party not in breach and that money damages would not provide an adequate remedy.

          (b) ACCOUNTING. The right and remedy to require the party in breach to account for and pay over to the party not in breach, as the case may be, all compensation, profits, monies, accruals, increments or other benefits derived or received as the result of any transaction or activity constituting a breach of this Agreement.

     5.5 SEVERABILITY OF COVENANTS. Kim and Maron acknowledge and agree that the restrictive covenants in this Agreement are reasonable and valid in geographic, temporal and subject matter scope and in all other respects, and do not impose limitations greater than are necessary to protect the goodwill, confidential information, and other business interests of Company. If, however, any court subsequently determines that any of the restrictive covenants, or any part thereof is invalid or unenforceable, the remainder of the restrictive covenants shall not thereby be affected and shall be given full effect without regard to the invalid portions.

     5.6 DURATION OR SCOPE REDUCTION. If any court determines that any of the restrictive covenants, or any part thereof, is unenforceable because of the duration or scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable to the maximum extent permitted by applicable law.

     5.7 ENFORCEABILITY IN ALL JURISDICTIONS. Kim and Maron intend to and hereby confer jurisdiction to enforce each and every one of the covenants in this Agreement upon the courts of any jurisdiction within the geographic scope of such restrictive covenants. If the courts of any one or more of such jurisdictions hold the restrictive covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of Kim and Maron that such determination shall not bar or in any way affect Company's right to the relief provided above in the courts of any other jurisdiction within the geographic scope of such restrictive covenants, as to breaches of such restrictive covenants in such other respective jurisdictions, such restrictive covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

SECTION 6. MISCELLANEOUS AND GENERAL

     6.1 PAYMENT OF EXPENSES. Upon Closing, each party hereto shall be responsible for its own expenses incident to preparing for, entering into and carrying out this Agreement and the transactions contemplated hereby.

     6.2 SURVIVAL. The representations and warranties made or deemed made in this Agreement shall survive the Closing.

     6.3 MODIFICATION AND AMENDMENT. Subject to applicable law, at any time prior to the Closing, the parties hereto may modify or amend this Agreement, by written agreement between Kim, Maron, and Company.

     6.4 COUNTERPARTS. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed an original instrument, and all such counterparts shall together constitute the same agreement. The signatures to this Agreement may be delivered in facsimile form, rather than original, and the parties agree that such facsimile signatures shall be deemed for all purposes as original signatures.

     6.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California. Jurisdiction and venue in any action arising hereunder shall be in a court of competent subject matter jurisdiction in Los Angeles, California.

     6.6 NOTICE. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if delivered personally, or by telecopy or telefacsimile, (ii) on the first business day following the date of dispatch if delivered by Federal Express or other next-day courier service, or
(iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

          (a)  If to Company:

                          Obagi Medical Products, Inc.
                          310 Golden Shore, Suite 200
                          Long Beach California 90802
                          Attn: CEO
                          Facsimile: (310) 320-9357

               With copy to:

                          Robert J. Stemler, Esq.
                          Keesal, Young & Logan
                          400 Oceangate
                          Long Beach, California 90801
                          Facsimile: (562) 436-7416

          (b)  If to Kim:

                          Kenneth H. Kim
                          c/o Maron Nu-Tech, Inc.
                          9025 Wilshire Boulevard, Suite 302
                          Beverly Hills, California 90211
                          Facsimile: (310) 247-0110

               With copy to:

                          Allen C. Kim, Esq.
                          Sidley & Austin
                          555 West Fifth Street
                          Los Angeles, California 90013
                          Facsimile: (213) 896-6600


          (c)  If to Maron:

                          Maron Nu-Tech, Inc.
                          9025 Wilshire Boulevard, Suite 302
                          Beverly Hills, California 90211
                          Facsimile: (310) 247-0110

               With copy to:

                          Allen C. Kim, Esq.
                          Sidley & Austin
                          555 West Fifth Street
                          Los Angeles, California 90013
                          Facsimile: (213) 896-6600

     6.7 ASSIGNMENT. This Agreement and the rights hereunder shall not be assignable or transferable by Company, Maron, or Kim (including by operation of law in connection with a merger, or sale of substantially all the assets) without the prior written consent of the other parties hereto, except:

          (a) Kim may transfer Kim's right to receive payment hereunder without the consent of the Company to Kim's ancestors, descendants or spouse, or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of Kim and/or such ancestors, descendants or spouse, including any distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof,

          (b) Maron may distribute its rights hereunder without the consent of the Company to Kim, Kim's ancestors, descendants or spouse, or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of Kim and/or such ancestors, descendants or spouse in a liquidating distribution, and

          (c) Company may, one time only, transfer without the consent of Kim or Maron its rights, duties and obligations under this Agreement to a Delaware corporation whose assets and shareholders are identical to those of Company prior to such transfer; provided that such Delaware corporation shall execute and deliver appropriate assignment and assumption documents (including allonges to the Notes) necessary and appropriate to achieve the assumption of Company's rights, duties and obligations under this Agreement, including its obligations under the Notes.

     6.8 ATTORNEYS' FEES. If any legal proceeding is brought for the enforcement of this Agreement, or because of an alleged breach, default or misrepresentation in connection with any provision of this Agreement or other dispute concerning this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that proceeding, in addition to any other relief to which it may be entitled.

     6.9 CAPTIONS. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     6.10 FURTHER ASSURANCES. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions, as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF this Agreement has been duly executed and delivered by Company, Maron, and Kim as of the date first written above.

                                   MARON NU-TECH, INC.

                                   By: /s/ KENNETH H. HIM
                                      -----------------------------------------
                                   Its: President
                                      -----------------------------------------


                                   OBAGI MEDICAL PRODUCTS, INC.

                                   By:  /s/ PHILLIP J. ROSE
                                      -----------------------------------------
                                      Phillip J. Rose

                                   Its: President
                                      -----------------------------------------


                                   By: /s/ CANDACE C. CRAWFORD
                                      -----------------------------------------
                                      Candace C. Crawford

                                   Its: Secretary


                                   /s/ KENNETH H. KIM
                                   --------------------------------------------
                                   Kenneth H. Kim

                                    EXHIBIT A

                              1999 PROMISSORY NOTE

                                    EXHIBIT B

                     PROMISSORY NOTE PAYABLE TO KENNETH KIM

                                 PROMISSORY NOTE



$[***]                                          Dated: as of _________, 2000



     1.   PRINCIPAL.

     FOR  VALUE  RECEIVED,  the  undersigned,   OBAGI  MEDICAL  PRODUCTS,
INC., ("Borrower"), hereby promises to pay to the order of KENNETH H. KIM ("Lender") the principal sum of [***] United States Dollars and No Cents (U.S.$[***]) (the "Loan") with interest from the date of this Note on the unpaid principal until paid at the rate of [***] percent per annum.

     2.   PAYMENT, MATURITY DATE.

     Borrower shall make principal payments (plus all accrued but then unpaid interest on the Loan), on the dates and in the amounts indicated below:

[***]                   $[***]                [***]                  $[***]
[***]                   $[***]                [***]                  $[***]

     Unless accelerated pursuant to the terms of this Note, the unpaid principal balance of this Note, together with all unpaid interest accrued thereon, and all other amounts payable by Borrower under the terms of this Note shall be due and payable on [***] (the "Maturity Date").

     If any payment of principal or interest to be made by Borrower shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest with respect to such payment. "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday on which banks are open for business in Los Angeles, California.

     All interest due hereunder shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

     Except as provided in the immediately following paragraph, all payments received by Lender under this Note shall be credited first to any charges or other expenses for which Lender is entitled to payment hereunder, next to accrued but unpaid interest, and third to unpaid principal.

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

     3.   MANNER OF PAYMENT.

     Principal and interest on the Loan, and all other amounts payable hereunder, is payable in lawful currency of the United States of America in immediately available funds at Lender's address of 9025 Wilshire Boulevard, Suite 302, Beverly Hills, California 90211, payable to Kenneth H. Kim, or such other address as Lender may designate in writing to Borrower.

     4.   EVENTS OF DEFAULT/REMEDIES.

          a. EVENTS OF DEFAULT. Any of the following events shall constitute an Event of Default:

               (1) breach by Borrower of any of Borrower's obligations or covenants under this Note; provided that Borrower shall have ten (10) days from the date of any failure to perform any of its obligations or covenants under this Note not involving the payment of money to Lender, within which to cure said failure; or

               (2) Borrower (A) becomes insolvent or admits in writing Borrower's inability to pay Borrower's debts as they mature, (B) makes any assignment for the benefit of creditors, or (C) applies for or consents to the appointment of a receiver or trustee for Borrower or for a substantial part of Borrower's property or business, or a receiver or trustee otherwise is appointed and is not discharged within thirty (30) days after such appointment; or

               (3) any of Borrower's representations or warranties made herein or in any statement or certificate at any time given by Borrower pursuant hereto or in connection herewith is false or misleading in any material respect and has not been cured within ten (10) days after notice of such breach by Lender to Borrower; or

               (4) any bankruptcy, insolvency, reorganization or liquidation proceeding or other proceeding for relief under any bankruptcy law or any law for the relief of debtors is instituted by or against Borrower; or

               (5) any money judgment, writ or warrant of attachment, or similar process (singly or, if more than one, cumulatively in excess of $100,000) is entered or filed against Borrower or any of the assets of Borrower and (A) remains unvacated, unbonded, unstayed, undismissed or undischarged for a period of thirty (30) days or in any event later than five (5) days before the date of any proposed sale thereunder, or (B) Borrower has not appealed the same in good faith to Lender's satisfaction; or

               (6) the condition, financial or otherwise, of the Borrower suffers any material adverse change, in the reasonable opinion of the Lender, and has not been cured within ten (10) days after notice of such breach by Lender to Borrower; or

               (7) more than fifty percent (50%) of the equity interests in Borrower is held by a person or persons other than the holders of such equity interests on the date of this Note, except that no Event of Default under this clause shall occur (i) if Borrower is, at the time of such change in equity interest, a publicly traded company or (ii) if Mandarin Partners, LLC, which holds in excess of seventy percent (70%) of the outstanding shares of Borrower on the date of this Note, distributes shares of Borrower on a pro rata basis to each of its members (provided that such members are the same on the date of such distribution as on the date of this Note); or

               (8) more than fifty percent (50%) of the equity interests in Borrower or in the assets of Borrower is transferred or sold in a single transaction, except that Company may, one time only, transfer without it constituting an Event of Default its duties and obligations under this Note to a Delaware corporation whose assets and shareholders are identical to those of Company prior to such transfer; provided that such Delaware corporation shall execute and deliver appropriate allonges to this Note necessary and appropriate to achieve the assumption of Company's duties and obligations under this Note.

          b. REMEDIES. Upon the occurrence and during the continuance of an Event of Default described in Subsections 4(a)(2) or 4(a)(4) above, all indebtedness under this Note shall automatically be immediately due and payable. In addition, Lender, at its option, and without notice to Borrower, may take one or more of the actions described below. Upon the occurrence and during the continuance of any other Event of Default, Lender at its option and, unless otherwise specified below, without notice to Borrower, may do any one or more of the following:

               (1) declare all indebtedness under this Note immediately due and payable and credit any sums received thereafter in such manner as it elects upon such indebtedness; provided, however, that such application of sums so received shall not serve to waive or cure any default existing under this Note nor to invalidate any notice of default or any act done pursuant to such notice and shall not prejudice any rights of Lender; and

               (2) exercise any or all rights provided or permitted by law or granted pursuant to this Note in such order and in such manner as Lender may, in its sole judgment, determine.

     c. NO WAIVER OF REMEDIES. No waiver of any breach of or default under any provision of this Note shall constitute or be construed as a waiver by Lender of any subsequent breach of or default under that or any other provision of this Note.

     d. REMEDIES NOT EXCLUSIVE. No remedy herein conferred upon Lender is intended to be exclusive of any other remedy herein or in any other agreement between the parties hereto or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute.

     5.   REPRESENTATIONS AND WARRANTIES OF BORROWER.

     Borrower hereby makes the following representations and warranties, which shall be deemed to be continuing representations and warranties until payment in full of all indebtedness of Borrower to Lender arising pursuant to this Note.

     a. NO CONFLICT. The execution, delivery and performance of this Note are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which Borrower or any of Borrower's assets or property may be bound or affected and do not cause any security interest, lien or other encumbrance to be created or imposed upon any such property by reason thereof.

     b. NO DEFAULT. There has occurred and is continuing no Event of Default or any event which with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

     c. LITIGATION. There is no action, suit or proceeding pending or, to the best of Borrower's knowledge and belief, threatened against or affecting Borrower which could impair the validity, effectiveness or enforceability of, or impair Borrower's ability to perform its obligations under this Note, whether said actions, suits or proceedings are at law or in equity or before or by any governmental authority.

     6.   DEFAULT RATE.

     Any amounts not paid when due shall thereafter bear interest at the rate of eight percent (8.0%) per annum.

     7.   WAIVER.

     Borrower hereby waives any right of offset Borrower may now or hereafter have against Lender (without limiting the foregoing, Borrower waives any offset it might have against Lender arising out of any agreements or any commercial relationship between Borrower and Lender), and Borrower hereby also waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

     8.   RIGHT OF SETOFF.

     Upon and after the occurrence of any Event of Default, Lender is hereby authorized by Borrower, at any time and from time to time, without notice to Borrower, to set off against, and to appropriate and apply to the payment of, the obligations and liabilities of Borrower hereunder (whether matured or unmatured), any accounts maintained with it by Borrower and/or any and all amounts owing by Lender to Borrower (whether matured or unmatured, and however evidenced).

     9.   JURISDICTION.

     For any action related to the judicial enforcement or interpretation of this Note, Borrower expressly submits to the nonexclusive jurisdiction of the state or federal courts located in the County of Los Angeles in the State of California at the election of Lender, which election may be made from time to time. Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at Borrower's address for notice furnished to Lender, such service to become effective five (5) days after such mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law or the right of Lender to bring legal action or proceedings in any other jurisdiction.

     10.  WAIVER OF JURY TRIAL.

     BORROWER HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, OR ANY DEALINGS RELATING TO THE SUBJECT MATTER OF THIS NOTE AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower acknowledges that this waiver is a material inducement to Lender to make the Loan and that Lender has already relied on this waiver in entering into this transaction, and that Lender will continue to rely on this waiver in its related future dealings. Borrower further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     11.  LEGAL FEES.

     Borrower agrees to pay all costs and expenses, including without limitation attorneys' fees actually incurred by Lender in connection with the enforcement of any obligation of Borrower under this Note.

     12.  SEVERABILITY.

     In case any term or any provision of this Note shall be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     13.  HEADINGS.

     Headings used in this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

     14.  GOVERNING LAW.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

                                   Borrower:

                                   OBAGI MEDICAL PRODUCTS, INC.


                                   By:
                                      ------------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


     Payment of this Note is subordinated to the payment of all the obligations of the maker hereof to Imperial Bank pursuant to the terms of a Subordination Agreement dated June 7, 1999, as amended through the date of this Note.

                                    EXHIBIT C

                    PROMISSORY NOTE PAYABLE TO MARON NU-TECH

                                 PROMISSORY NOTE



$[***]                                            Dated: as of _________, 2000



     1.   PRINCIPAL.

     FOR VALUE RECEIVED, the undersigned, OBAGI MEDICAL PRODUCTS, INC., ("Borrower"), hereby promises to pay to the order of MARON NU-TECH, INC. ("Lender") the principal sum of [***] United States Dollars and No Cents (U.S.$[***]) (the "Loan") with interest from the date of this Note on the unpaid principal until paid at the rate of [***] percent ([***]%) per annum rate through and including [***] and at [***] ($[***]) per annum thereafter.

     2.   PAYMENT, MATURITY DATE.

     Borrower shall make principal payments (plus all accrued but then unpaid interest on the Loan), on the dates and in the amounts indicated below:

[***]                   $[***]                [***]                  $[***]
[***]                   $[***]                [***]                  $[***]


     Unless accelerated pursuant to the terms of this Note, the unpaid principal balance of this Note, together with all unpaid interest accrued thereon, and all other amounts payable by Borrower under the terms of this Note shall be due and payable on the third anniversary date of this Note (the "Maturity Date").

     If any payment of principal or interest to be made by Borrower shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest with respect to such payment. "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday on which banks are open for business in Los Angeles, California.

     All interest due hereunder shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

     Except as provided in the immediately following paragraph, all payments received by Lender under this Note shall be credited first to any charges or other expenses for which Lender is entitled to payment hereunder, next to accrued but unpaid interest, and third to unpaid principal.

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

     3.   MANNER OF PAYMENT.

     Principal and interest on the Loan, and all other amounts payable hereunder, is payable in lawful currency of the United States of America in immediately available funds at Lender's address of 9025 Wilshire Boulevard, Suite 302, Beverly Hills, California 90211, payable to Maron Nu-Tech, Inc., or such other address as Lender may designate in writing to Borrower.

     4.   EVENTS OF DEFAULT/REMEDIES.

          a. EVENTS OF DEFAULT. Any of the following events shall constitute an Event of Default:

               (1) breach by Borrower of any of Borrower's obligations or covenants under this Note; provided that Borrower shall have ten (10) days from the date of any failure to perform any of its obligations or covenants under this Note not involving the payment of money to Lender, within which to cure said failure; or

               (2) Borrower (A) becomes insolvent or admits in writing Borrower's inability to pay Borrower's debts as they mature, (B) makes any assignment for the benefit of creditors, or (C) applies for or consents to the appointment of a receiver or trustee for Borrower or for a substantial part of Borrower's property or business, or a receiver or trustee otherwise is appointed and is not discharged within thirty (30) days after such appointment; or

               (3) any of Borrower's representations or warranties made herein or in any statement or certificate at any time given by Borrower pursuant hereto or in connection herewith is false or misleading in any material respect and has not been cured within ten (10) days after notice of such breach by Lender to Borrower; or

               (4) any bankruptcy, insolvency, reorganization or liquidation proceeding or other proceeding for relief under any bankruptcy law or any law for the relief of debtors is instituted by or against Borrower; or

               (5) any money judgment, writ or warrant of attachment, or similar process (singly or, if more than one, cumulatively in excess of $100,000) is entered or filed against Borrower or any of the assets of Borrower and (A) remains unvacated, unbonded, unstayed, undismissed or undischarged for a period of thirty (30) days or in any event later than five (5) days before the date of any proposed sale thereunder, or (B) Borrower has not appealed the same in good faith to Lender's satisfaction; or

               (6) the condition, financial or otherwise, of the Borrower suffers any material adverse change, in the reasonable opinion of the Lender and has not been cured within ten (10) days after notice of such breach by Lender to Borrower; or

               (7) more than fifty percent (50%) of the equity interests in Borrower is held by a person or persons other than the holders of such equity interests on the date of this Note, except that no Event of Default under this clause shall occur (i) if Borrower is, at the time of such change in equity interest, a publicly traded company or (ii) if Mandarin Partners, LLC, which holds in excess of seventy percent (70%) of the outstanding shares of Borrower on the date of this Note, distributes shares of Borrower on a pro rata basis to each of its members (provided that such members are the same on the date of such distribution as on the date of this Note); or

               (8) more than fifty percent (50%) of the equity interests in Borrower or in the assets of Borrower is transferred or sold in a single transaction, except that Company may, one time only, transfer without it constituting an Event of Default its duties and obligations under this Note to a Delaware corporation whose assets and shareholders are identical to those of Company prior to such transfer; provided that such Delaware corporation shall execute and deliver appropriate allonges to this Note necessary and appropriate to achieve the assumption of Company's duties and obligations under this Note.

          b. REMEDIES. Upon the occurrence and during the continuance of an Event of Default described in Subsections 4(a)(2) or 4(a)(4) above, all indebtedness under this Note shall automatically be immediately due and payable. In addition, Lender, at its option, and without notice to Borrower, may take one or more of the actions described below. Upon the occurrence and during the continuance of any other Event of Default, Lender at its option and, unless otherwise specified below, without notice to Borrower, may do any one or more of the following:

               (1) declare all indebtedness under this Note immediately due and payable and credit any sums received thereafter in such manner as it elects upon such indebtedness; provided, however, that such application of sums so received shall not serve to waive or cure any default existing under this Note nor to invalidate any notice of default or any act done pursuant to such notice and shall not prejudice any rights of Lender; and

               (2) exercise any or all rights provided or permitted by law or granted pursuant to this Note in such order and in such manner as Lender may, in its sole judgment, determine.

     c. NO WAIVER OF REMEDIES. No waiver of any breach of or default under any provision of this Note shall constitute or be construed as a waiver by Lender of any subsequent breach of or default under that or any other provision of this Note.

     d. REMEDIES NOT EXCLUSIVE. No remedy herein conferred upon Lender is intended to be exclusive of any other remedy herein or in any other agreement between the parties hereto or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute.

     5.   REPRESENTATIONS AND WARRANTIES OF BORROWER.

     Borrower hereby makes the following representations and warranties, which shall be deemed to be continuing representations and warranties until payment in full of all indebtedness of Borrower to Lender arising pursuant to this Note.

     a. NO CONFLICT. The execution, delivery and performance of this Note are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which Borrower or any of Borrower's assets or property may be bound or affected and do not cause any security interest, lien or other encumbrance to be created or imposed upon any such property by reason thereof.

     b. NO DEFAULT. There has occurred and is continuing no Event of Default or any event which with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

     c. LITIGATION. There is no action, suit or proceeding pending or, to the best of Borrower's knowledge and belief, threatened against or affecting Borrower which could impair the validity, effectiveness or enforceability of, or impair Borrower's ability to perform its obligations under this Note, whether said actions, suits or proceedings are at law or in equity or before or by any governmental authority.

     6.   DEFAULT RATE.

     Any amounts not paid when due shall thereafter bear interest at the rate of eight percent (8.0%) per annum.

     7.   WAIVER.

     Borrower hereby waives any right of offset Borrower may now or hereafter have against Lender (without limiting the foregoing, Borrower waives any offset it might have against Lender arising out of any agreements or any commercial relationship between Borrower and Lender), and Borrower hereby also waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

     8.   RIGHT OF SETOFF.

     Upon and after the occurrence of any Event of Default, Lender is hereby authorized by Borrower, at any time and from time to time, without notice to Borrower, to set off against, and to appropriate and apply to the payment of, the obligations and liabilities of Borrower hereunder (whether matured or unmatured), any accounts maintained with it by Borrower and/or any and all amounts owing by Lender to Borrower (whether matured or unmatured, and however evidenced).

     9.   JURISDICTION.

     For any action related to the judicial enforcement or interpretation of this Note, Borrower expressly submits to the nonexclusive jurisdiction of the state or federal courts located in the County of Los Angeles in the State of California at the election of Lender, which election may be made from time to time. Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at Borrower's address for notice furnished to Lender, such service to become effective five (5) days after such mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law or the right of Lender to bring legal action or proceedings in any other jurisdiction.

     10.  WAIVER OF JURY TRIAL.

     BORROWER HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, OR ANY DEALINGS RELATING TO THE SUBJECT MATTER OF THIS NOTE AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower acknowledges that this waiver is a material inducement to Lender to make the Loan and that Lender has already relied on this waiver in entering into this transaction, and that Lender will continue to rely on this waiver in its related future dealings. Borrower further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     11.  LEGAL FEES.

     Borrower agrees to pay all costs and expenses, including without limitation attorneys' fees actually incurred by Lender in connection with the enforcement of any obligation of Borrower under this Note.

     12.  SEVERABILITY.

     In case any term or any provision of this Note shall be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     13.  HEADINGS.

     Headings used in this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

     14.  GOVERNING LAW.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

                                   Borrower:

                                   OBAGI MEDICAL PRODUCTS, INC.


                                   By:
                                      ------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:



     Payment of this Note is subordinated to the payment of all the obligations of the maker hereof to Imperial Bank pursuant to the terms of a Subordination Agreement dated June 7, 1999, as amended through the date of this Note.

                                    EXHIBIT D

                         AMENDED AND RESTATED ADDENDUM

                           TO SUBORDINATION AGREEMENT

This Amended and Restated Addendum is made and entered into as of ______, 2000 between Maron Nu-Tech, Inc. and Kenneth H. Kim (jointly and severally, "We" or "Subordinated Creditor") and Imperial Bank ("Bank" and "You") and Obagi Medical Products, INc. ("Borrower"). This Amended and Restated Addendum amends and supplements the Subordination Agreement (Payment Authorized)("Subordination Agreement") dated June 7, 1999 executed by Maron Nu-Tech, Inc. in favor of Bank and accepted by the Borrower and amends and restates that Addendum to Subordination Agreement (Payment Authorized) dated June 7, 1999 executied by Maron Nu-Tech, Inc. in favor of BAnk and accepted by the Borrower. In the case of any inconsistency between the terms herein and the terms of teh Subordination Agreement, the terms herein shallin all cases govern and control. All capitalized terms herein, unless otherwise defined herein shall have the meaning set forth in the Subordination Agreement.

1. Notwithstanding any other provisions of the Subordination Agreement, the claims of the Borrower owing to the Subordinated Creditor ("Subordinated Claims") which are subordianted to the claims of the Borrower to the Bank ("Senior Claims") pursuant to the Suboridation Agreement are only those relating to that Promissory Note executed by the Borrower in favor of Maron Nu-Tech, Inc. Dated June 7, 1999 in the prinicpal amount of $[***], that Promissory NOte executed by the Borrower in favor of Maron Nu-Tech, Inc. of even date herewith in the principal amount of $[***], and that Promissory Note executed by teh Borrower in favor of Kenneth H. Kim of even date herewith in the prinicpal amount of $[***]. Wherever the term "Claims" is used in the Subordination Agreement relating to the claims of the Borrower to the Subordinated Creditor, it shall mean the Subordinated Claims.

2. Notwithstanding any other provisions in the Subordiantion Agreement, if the Subordinated Creditor shall notify the Bank that a payment default has occurred in the Subordinated Claims, after a period of 180 days following such notice the Subordinated Creditor may accept or receive any payments of any kin of, or on account of, the Subordinated Claims and may take any action to enforce the Subordinated Claims.

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

3. Because the Subordinated Creditors are taking security interest in the assets of Borrower to secure their claims under the Notes dated of even date herewith, the last paragraph on page 1 of the Subordination Agreement is not applicable and is hereby deleted.


                                   MARON NU-TECH, INC.

                                   By:
                                      ------------------------------------------

                                   Its:
                                      ------------------------------------------


                                   OBAGI MEDICAL PRODUCTS, INC.

                                   By:
                                      ------------------------------------------

                                   Its:
                                      ------------------------------------------



                                   ---------------------------------------------
                                   Kenneth H. Kim


                                   IMPERIAL BANK

                                   By:
                                      ------------------------------------------

                                   Its:
                                      ------------------------------------------

                                    EXHIBIT E

                               WAIVER AND RELEASE


For good and valuable consideration, the receipt of which is hereby acknowledged, in the form of the change of ownership of the undersigned, the undersigned, on behalf of itself and its shareholders, parent or sister companies, employees, representatives, agents, insurers, attorneys, administrators, heirs, beneficiaries, executors, trustees, principals, predecessors, successors, assignors, assignees, past and present, hereby fully releases and discharges Maron Nu- Tech, Kenneth Kim and their respective employees, officers, agents, representatives, attorneys, administrators, heirs, insurers, corporations in which either Maron Nu-Tech or Kim holds any interest, and each of their respective predecessors, successors, assignors and assignees, past and present, with respect to any and all claims, actions, and causes of action, of any kind or nature whatsoever, in law, equity, or otherwise, whether fixed or contingent, whether now known or unknown whether suspected or unsuspected, and whether concealed or hidden, which now exist or which may exist hereafter, relating to, or arising out of, any act, transaction, agreement occurrence, event, error, or omission by any of them prior to the effective date of this Agreement.

                                   DERMA TECH, INC.


                                   By:
                                     ----------------------------------------
                                   Name:
                                   Title:

                                    EXHIBIT E

                               WAIVER AND RELEASE


For good and valuable consideration, the receipt of which is hereby acknowledged, in the form of the change of ownership of the undersigned, the undersigned, on behalf of itself and its shareholders, parent or sister companies, employees, representatives, agents, insurers, attorneys, administrators, heirs, beneficiaries, executors, trustees, principals, predecessors, successors, assignors, assignees, past and present, hereby fully releases and discharges Maron Nu- Tech, Kenneth Kim and their respective employees, officers, agents, representatives, attorneys, administrators, heirs, insurers, corporations in which either Maron Nu-Tech or Kim holds any interest, and each of their respective predecessors, successors, assignors and assignees, past and present, with respect to any and all claims, actions, and causes of action, of any kind or nature whatsoever, in law, equity, or otherwise, whether fixed or contingent, whether now known or unknown whether suspected or unsuspected, and whether concealed or hidden, which now exist or which may exist hereafter, relating to, or arising out of, any act, transaction, agreement occurrence, event, error, or omission by any of them prior to the effective date of this Agreement.

                                   OBAGI SINGAPORE PTE LTD.


                                   By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT E

                               WAIVER AND RELEASE



For good and valuable consideration, the receipt of which is hereby acknowledged, in the form of the change of ownership of the undersigned, the undersigned, on behalf of itself and its shareholders, parent or sister companies, employees, representatives, agents, insurers, attorneys, administrators, heirs, beneficiaries, executors, trustees, principals, predecessors, successors, assignors, assignees, past and present, hereby fully releases and discharges Maron Nu- Tech, Kenneth Kim and their respective employees, officers, agents, representatives, attorneys, administrators, heirs, insurers, corporations in which either Maron Nu-Tech or Kim holds any interest, and each of their respective predecessors, successors, assignors and assignees, past and present, with respect to any and all claims, actions, and causes of action, of any kind or nature whatsoever, in law, equity, or otherwise, whether fixed or contingent, whether now known or unknown whether suspected or unsuspected, and whether concealed or hidden, which now exist or which may exist hereafter, relating to, or arising out of, any act, transaction, agreement occurrence, event, error, or omission by any of them prior to the effective date of this Agreement.

                                   OBAGI ASIA PTE LTD.


                                   By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT F

                            DESCRIPTION OF COLLATERAL



All of the following described property and any and all proceeds and products thereof, whether now owned or hereafter existing, and in which Obagi Medical Products, Inc. now has or hereafter has any right, title or interest:

          (a) all equipment, wherever located, and all additions and accessions thereto and replacements therefor,

          (b)  all inventory,

          (c) all accounts, documents, contract rights, chattel paper, instruments, and general intangibles,

          (d) all rights, agreements, contracts and assignments of Obagi Medical Products, Inc.,

          (e)  all machinery, furniture and fixtures,

          (f) all patent applications, trademarks and tradenames, rights and interests in copyrights, trade secrets,

          (g)  all deposit accounts and all cash,

          (h)  all goodwill,

          (i) all ledger sheets, books, files, and other documents and records and all equipment containing such ledger sheets, files, documents and records, and

          (j)  all proceeds of any of the foregoing.

                                    EXHIBIT G
--------------------------------------------------------------------------------

                            DERMA TECH BALANCE SHEET

                                    EXHIBIT H

                               SUB-DISTRIBUTORS *


INDONESIA:                        Pt. Obagi Indonesia
                                  Wisma Danamon Aetna Life, 14/F
                                  Jl. Jend, Sudirman Kav 45-46
                                  Jakarta 12930, Indonesia
                                  Tel: No. (62-21) 577-1558
                                  Fax No. (62-21) 577-1559
                                  Contact Person:  Hendrik Chandra

KOREA:                            Maron Cosmetic Co., Ltd. *
                                  85-2 Chungdam-dong, Kangnam-ku
                                  Seoul, Korea
                                  Tel. No. (822) 518-2555
                                  Fax No. (822) 518-2554
                                  Contact Person:  Jung In Lee and Jong Hwa Ahn

MALAYSIA:                         Obagi Malaysia
                                  Shop Lot 2-1-7, Block 2
                                  1st Floor, Api-Api Centre
                                  Jalan Centre Point, Kota Kinabalu 88000
                                  Sabah, Malaysia
                                  Tel. No. (60-88) 261-013
                                  Fax No. (60-88) 266-186
                                  Contact Person:  Fan Yong Thau

SINGAPORE:                        Obagi (S) Pte Ltd.
                                  442 Orchard Road
                                  #02-29/30/32/33
                                  Orchard Hotel Shopping Arcade
                                  Singapore 238879
                                  Tel. No. (65) 738-2998
                                  Fax No. (65) 738-6628
                                  Contact Person:  Rudi Koh




* (Maron Cosmetic Co., Ltd. is a direct distributor for which Maron acts as handling agent)

                                 SCHEDULE 1.1(d)

                                 OTHER INTERESTS

                                Derma Tech, Inc.

                            Obagi Singapore Pte. Ltd.

                              Obagi Asia Pte. Ltd.

                                 SCHEDULE 2.1(g)

                                  CLAIMS BY KIM

                                      None.

                                 SCHEDULE 2.1(k)

                                 MARON LICENSES

                                      None.

                                 SCHEDULE 2.2(d)

                       10% OR MORE SHAREHOLDERS OF COMPANY

                     Zein Obagi and Samar Obagi Family Trust

                             Mandarin Partners, LLC

                                KENNETH H. KIM
                                   PRESIDENT
                              MARON NU-TECH, INC.
                            9025 WILSHIRE BOULEVARD
                                   SUITE 302
                        BEVERLY HILLS, CALIFORNIA 90211


                              December 18, 2000

Mr. Philip J. Rose
President and CEO
Obagi Medical Products, Inc.
310 Golden Shore, First Floor
Long Beach, California 90802

         RE:  Master Separation Agreement

Dear Phil:

This letter will confirm our agreement, at your request, to amend Section 1.1 of the Master Separation Agreement, to extend the Closing Date from December 18, 2000 to December 21, 2000, by mutual agreement. This letter will also confirm that I will date the Stock Assignment as of January 2, 2001. Your countersignature below will confirm this agreement.

Very truly yours,

/s/ Kenneth H. Kim

KENNETH H. KIM, individually and as President of Maron Nu-Tech, Inc.

The foregoing is agreed, without prejudice to the undersigned's position in the dispute over the payment schedule set forth in the Master Separation Agreement and the Promissory Notes which are exhibits thereto:

Obagi Medical Products, Inc.

By: /s/ Philip J. Rose
----------------------------
        Philip J. Rose
        President and CEO

                                KENNETH H. KIM
                                   PRESIDENT
                              MARON NU-TECH, INC.
                            9025 WILSHIRE BOULEVARD
                                   SUITE 302
                        BEVERLY HILLS, CALIFORNIA 90211


                              December 22, 2000

Mr. Philip J. Rose
President and CEO
Obagi Medical Products, Inc.
310 Golden Shore, First Floor
Long Beach, California 90802

         RE:  Master Separation Agreement

Dear Phil:

This letter will confirm our agreement to amend the Master Separation Agreement and the note payable to Mr. Kim under the Master Separation Agreement ("Kim Note") to change the payment schedule on payments to be made to Kenneth H. Kim. The principal payment which would otherwise be due to be paid to Kenneth H. Kim on [***] in the amount of $[***] shall instead be payable in equal parts on [***] and [***] (so that the principal payment due on [***] shall now total $[***] and the principal payment due on [***] shall be $[***]). The first interest payment on the Kim Note shall now be due on [***].

My attorneys will be authorized to revise the pages of the Master Separation Agreement and Kim Note necessary to reflect this amendment, and those revised pages shall be inserted into the final Master Separation Agreement and Kim Note.

Your countersignature below will confirm your agreement to this amendment.

Very truly yours,

/s/ Kenneth H. Kim

KENNETH H. KIM, individually and as President of Maron Nu-Tech, Inc.

The foregoing is agreed:

Obagi Medical Products, Inc.

By: /s/ Philip J. Rose
----------------------------
        Philip J. Rose
        President and CEO


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

Company agrees to pay Kim the sum of [***] United States Dollars ($[***]), payable as follows:

                    (i) A cash payment of [***] United States Dollars ($[***]) which has previously been paid to Kim, receipt of which is hereby acknowledged; and

                    (ii) A cash payment of [***] United States Dollars ($[***]) at the Closing.

                    (iii) The balance of [***] United States Dollars ($[***]) according to the following payment schedule:

[***]                   $[***]                [***]                  $[***]
[***]                   $[***]                [***]                  $[***]

               (b) In consideration of all of the foregoing provisions and the terms and conditions hereof, effective at the Closing Company agrees to pay Maron the sum of [***] United States Dollars ($[***]) according to the following payment schedule:

[***]                   $[***]                [***]                  $[***]
[***]                   $[***]                [***]                  $[***]

     1.4 INTEREST. In addition to the payments pursuant to Section 1.3, Company agrees to pay interest to Kim and to Maron on the outstanding principal balance during the period from the Closing Date through [***]. Interest shall be calculated based on a 365-day year at the time of each principal payment on the outstanding principal balance on the day before the principal payment is due and shall be fixed for the period at the rate of [***] percent ([***]%) per annum. [***]:

          (a)  [***]; and

          (b)  [***]

     1.5 PROMISSORY NOTES. At the Closing, Company shall execute and deliver to the respective payees thereof two subordinated promissory notes (the "Notes") for the aggregate outstanding balance of [***] United States Dollars ($[***]) payable under Section 1.3 above, payable to Kim and Maron, respectively, in the forms attached hereto as of EXHIBIT B and EXHIBIT C, respectively. Maron and Kim hereby agree that the Notes and related lien shall be subordinate to the loan and related lien of Imperial Bank (or such other commercial lender as may succeed Imperial Bank as commercial lender to Company ("Successor Lender")) (such senior loan or loans, however, not to exceed in any event the principal amount of

                                       -3-

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                                 PROMISSORY NOTE



$[***]                                          Dated: as of _________, 2000



     1.   PRINCIPAL.

     FOR  VALUE  RECEIVED,  the  undersigned,   OBAGI  MEDICAL  PRODUCTS,
INC., ("Borrower"), hereby promises to pay to the order of KENNETH H. KIM ("Lender") the principal sum of [***] United States Dollars and No Cents (U.S.$[***]) (the "Loan") with interest from the date of this Note on the unpaid principal until paid at the rate of [***] percent per annum.

     2.   PAYMENT, MATURITY DATE.

     Borrower shall make principal payments (plus all accrued but then unpaid interest on the Loan), on the dates and in the amounts indicated below:

[***]                   $[***]                [***]                  $[***]
[***]                   $[***]                [***]                  $[***]

     Unless accelerated pursuant to the terms of this Note, the unpaid principal balance of this Note, together with all unpaid interest accrued thereon, and all other amounts payable by Borrower under the terms of this Note shall be due and payable on [***] (the "Maturity Date").

     If any payment of principal or interest to be made by Borrower shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest with respect to such payment. "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday on which banks are open for business in Los Angeles, California.

     All interest due hereunder shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

     Except as provided in the immediately following paragraph, all payments received by Lender under this Note shall be credited first to any charges or other expenses for which Lender is entitled to payment hereunder, next to accrued but unpaid interest, and third to unpaid principal.

                                       -1-

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                                KENNETH H. KIM
                                   PRESIDENT
                              MARON NU-TECH, INC.
                            9025 WILSHIRE BOULEVARD
                                   SUITE 302
                        BEVERLY HILLS, CALIFORNIA 90211


                              December 22, 2000

Mr. Philip J. Rose
President and CEO
Obagi Medical Products, Inc.
310 Golden Shore, First Floor
Long Beach, California 90802

         RE:  Master Separation Agreement

Dear Phil:

This letter will confirm our agreement to amend further the Master Separation Agreement by substituting two forms of Subordination Agreement for the Amended and Restated Addendum to Subordination Agreement, Exhibit D to the Master Separation Agreement.

Exhibit D to the Master Separation Agreement therefore should read in its entirety as in the pages attached to this letter amendment, and Section 1.5 of the Master Separation Agreement is hereby amended so that the phrase "Amended and Restated Addendum to Subordination Agreement" in that Section
1.5 shall be amended and restated to read as "Subordination Agreements".


Your countersignature below will confirm your agreement to this amendment.

Very truly yours,

/s/ Kenneth H. Kim

KENNETH H. KIM, individually and as President of Maron Nu-Tech, Inc.

The foregoing is agreed:

Obagi Medical Products, Inc.

By:
----------------------------
        Philip J. Rose
        President and CEO

                           SUBORDINATION AGREEMENT

The undersigned Subordinated Creditor is interested in the financial success of OBAGI MEDICAL PRODUCTS, INC. ("Borrower"), and agrees that financial accommodation from IMPERIAL BANK ("Bank") to Borrower is necessary, and accordingly requests that Bank grant to or renew for Borrower such financial accommodation as it may deem proper, and for the purpose of inducing Bank to grant, renew or extend such financial accommodation, it is hereby severally agreed as follows:

Notwithstanding any other provisions of this agreement, the claims of the Borrower owing to the Subordinated Creditor ("Subordinated Claims") which are subordinated to the claims of the Borrower to the Bank ("Senior Claims") pursuant to this Subordination Agreement are only those relating to that Promissory Note executed by Borrower in favor of Subordinated Creditor dated December 22, 2000, in the principal amount of $[***]. Wherever the term "claims" is used in the Subordination Agreement relating to the claims of the Borrower to the Subordinated Creditor it shall mean the Subordinated Claims.

All claims of each of the undersigned against Borrower now or hereafter existing, whether matured or not (subject to the maximum if specified below), are and shall be at all times subordinate and subject to any and all claims of Bank's part against Borrower now or hereafter existing, whether matured or not, so long as any such claim on Bank's part against Borrower shall remain unpaid, in whole or in part, and each of the undersigned agrees not to sue upon, or collect, or to receive payment upon, by setoff or in any other manner, any claim or claims on its part against Borrower now or hereafter existing, nor to sell, assign, transfer, pledge, or give a security interest in the same (except subject expressly to this Agreement), nor to enforce or apply any security now or hereafter existing, nor to join in any petition in bankruptcy or any assignment for the benefit of creditors, or any creditors agreement, nor take any lien or security on any of Borrower's property, real or personal, nor to incur any obligation to nor receive any loans, advances or gifts from Borrower, so long as any such claim on Bank's part against Borrower shall exist or so long as Bank is committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.

All claims on Bank's part against Borrower now or hereafter existing shall be first paid by Borrower before any payment shall be made by Borrower to any of the undersigned. Borrower may make regularly scheduled payment(s) on the claims so long as no default exists on its obligations to Bank. Said priority of payment shall apply during the ordinary course of Borrower's business and in case of any assignment by Borrower for the benefit of Borrower's creditors, and in case of any bankruptcy proceedings instituted by or against Borrower, and in case of the appointment of any receiver for Borrower or Borrower's business or assets, and in case of any dissolution or other winding up of the affairs of Borrower, or of Borrower's business, and in all such cases respectively, the officers of Borrower and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby directed to pay to Bank the full amount of Bank's claims against Borrower before persons in charge, are hereby directed to pay to Bank the full amount of Bank's claims against Borrower before making any payment to any of the undersigned, and so far as may be necessary for that purpose, each of the undersigned hereby transfers and assigns to Bank all of its rights to any payment or distribution which might otherwise be coming to it. Bank is hereby irrevocably constituted and appointed the attorney-in-fact of each of the undersigned to file any and all proofs of claim and any other documents and take all other action, either in Bank's name, or in the name of the undersigned, or any of them, which in Bank's opinion is necessary or desirable to enable Bank to obtain all such payments.

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

The undersigned agrees that if part or all of any claim of the undersigned shall be evidenced by a promissory note or other instrument, the undersigned shall cause to be placed thereon a legend stating that the payment thereof is subordinate to the payment of all claims on Bank's part against Borrower pursuant to the terms of this Subordination Agreement, and each of the undersigned agrees to mark all books of account in such manner to indicate that payment thereof is subordinated pursuant to the terms of this Subordination Agreement.

This Agreement shall be and constitute full and sufficient ground to entitle Bank to be and become a party to any proceedings at law, or otherwise, initiated by Bank or by any other party, in or by which Bank may deem it proper to protect its interest hereunder, and the party so violating this Agreement shall be liable to Bank for all loss and damages sustained by it by reason of such breach, including attorney's fees to Bank's attorney in any such legal action.

If the undersigned, or any of them, shall receive any payment or property in violation of this Agreement, such payment or property shall be received by such undersigned in trust for Bank and forthwith will be delivered and transferred to Bank.

This Agreement shall be continuing in effect, it shall not be canceled or otherwise rendered ineffective by the payment or discharge at any time of all of Borrower's obligations to Bank, and it shall apply to any and all financial accommodations subsequently granted, renewed or extended by Bank for Borrower, unless the undersigned shall deliver to Bank a written notice of revocation as to future transactions, at a time when Borrower is no longer obligated by Bank in any way, and while Bank is not committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.

Notwithstanding any other provisions of this Subordination Agreement, if the Subordinated Creditor shall notify the Bank that a payment default has occurred in the Subordinated Claims, after a period of 180 days following such date the Subordinated Creditor may take any lawful action to enforce the Subordinated Claims, it being understood and agreed that payment of the Subordinated Claims to the undersigned may not occur prior to the payment in full of all obligations owed from Borrower to Bank, to Bank's satisfaction.

Notwithstanding any other provision of this Agreement, Subordinated Creditor may secure its Subordinated Claims with a subordinated security interest in certain assets of Borrower. Subordinated Creditor hereby subordinates such security interest(s) whether now existing or hereafter arising, to the security interest(s) of Bank, whether now existing or hereafter arising, with respect to any and all assets of Borrower. Except as herein otherwise provided, the priorities between the parties shall be determined in accordance with the provisions of the Uniform Commercial Code. The Subordinated Creditor may not enforce its security interest in Borrower's assets, or commence any action to enforce such security interest until the earlier of (i) repayment in full of all Senior Claims to the satisfaction of the Bank, or (ii) upon the expiration of the 180 day period mentioned above, provided that any proceeds from the Borrower's assets must first be applied to repayment of the Senior Claim prior to applying any such proceeds to the Subordinated Claim. Upon receipt of any proceeds by the Subordinated Creditor from the exercise of its security interest, such payment or property shall be received by such undersigned in trust for Bank and forthwith will be delivered and transferred to Bank until payment in full of the Senior Claim to the satisfaction of bank.

Signature page follows.

The undersigned hereby acknowledges this Subordination Agreement and agrees to be bound by its provisions.

                                       SUBORDINATED CREDITOR:


Dated: December 22, 2000               /s/ KENNETH H. KIM
-----------------------------          -----------------------------
                                       Mr. Kenneth H. Kim

              ACCEPTANCE OF SUBORDINATION AGREEMENT BY BORROWER

The undersigned, being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to IMPERIAL BANK, and to pay said Bank in accordance therewith.

                                       Obagi Medical Products, Inc.


Dated:                                 By:
       ----------------------              -------------------------




                                       By:
                                           -------------------------

                           SUBORDINATION AGREEMENT

The undersigned Subordinated Creditor is interested in the financial success of OBAGI MEDICAL PRODUCTS, INC. ("Borrower"), and agrees that financial accommodation from IMPERIAL BANK ("Bank") to Borrower is necessary, and accordingly requests that Bank grant to or renew for Borrower such financial accommodation as it may deem proper, and for the purpose of inducing Bank to grant, renew or extend such financial accommodation, it is hereby severally agreed as follows:

Notwithstanding any other provisions of this agreement, the claims of the Borrower owing to the Subordinated Creditor ("Subordinated Claims") which are subordinated to the claims of the Borrower to the Bank ("Senior Claims") pursuant to this Subordination Agreement are only those relating to that Promissory Note executed by Borrower in favor of Subordinated Creditor dated December 22, 2000, in the principal amount of $[***]. Wherever the term "claims" is used in the Subordination Agreement relating to the claims of the Borrower to the Subordinated Creditor it shall mean the Subordinated Claims.

All claims of each of the undersigned against Borrower now or hereafter existing, whether matured or not (subject to the maximum if specified below), are and shall be at all times subordinate and subject to any and all claims on Bank's part against Borrower now or hereafter existing, whether matured or not, so long as any such claim on Bank's part against Borrower shall remain unpaid, in whole or in part, and each of the undersigned agrees not to sue upon, or collect, or to receive payment upon, by setoff or in any other manner, any claim or claims on its part against Borrower now or hereafter existing, nor to sell, assign, transfer, pledge, or give a security interest in the same (except subject expressly to this Agreement), nor to enforce or apply any security now or hereafter existing, nor to join in any petition in bankruptcy or any assignment for the benefit of creditors, or any creditors agreement, nor take any lien or security on any of Borrower's property, real or personal, nor to incur any obligation to nor receive any loans, advances or gifts from Borrower, so long as any such claim on Bank's part against Borrower shall exist or so long as Bank is committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.

All claims on Bank's part against Borrower now or hereafter existing shall be first paid by Borrower before any payment shall be made by Borrower to any of the undersigned. Borrower may make regularly scheduled payment(s) on the claims so long as no default exists on its obligations to Bank. Said priority of payment shall apply during the ordinary course of Borrower's business and in case of any assignment by Borrower for the benefit of Borrower's creditors, and in case of any bankruptcy proceedings instituted by or against Borrower, and in case of the appointment of any receiver for Borrower or Borrower's business or assets, and in case of any dissolution or other winding up of the affairs of Borrower, or of Borrower's business, and in all such cases respectively, the officers of Borrower and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby directed to pay to Bank the full amount of Bank's claims against Borrower before persons in charge, are hereby directed to pay to Bank the full amount of Bank's claims against Borrower before making any payment to any of the undersigned, and so far as may be necessary for that purpose, each of the undersigned hereby transfers and assigns to Bank all of its rights to any payment or distribution which might otherwise be coming to it. Bank is hereby irrevocably constituted and appointed the attorney-in-fact of each of the undersigned to file any and all proofs of claim and any other documents and take all other action, either in Bank's name, or in the name of the undersigned, or any of them, which in Bank's opinion is necessary or desirable to enable Bank to obtain all such payments.

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

The undersigned agrees that if part or all of any claim of the undersigned shall be evidenced by a promissory note or other instrument, the undersigned shall cause to be placed thereon a legend stating that the payment thereof is subordinate to the payment of all claims on Bank's part against Borrower pursuant to the terms of this Subordination Agreement, and each of the undersigned agrees to mark all books of account in such manner to indicate that payment thereof is subordinated pursuant to the terms of this Subordination Agreement.

This Agreement shall be and constitute full and sufficient ground to entitle Bank to be and become a party to any proceedings at law, or otherwise, initiated by Bank or by any other party, in or by which Bank may deem it proper to protect its interest hereunder, and the party so violating this Agreement shall be liable to Bank for all loss and damages sustained by it by reason of such breach, including attorney's fees to Bank's attorney in any such legal action.

If the undersigned, or any of them, shall receive any payment or property in violation of this Agreement, such payment or property shall be received by such undersigned in trust for Bank and forthwith will be delivered and transferred to Bank.

This Agreement shall be continuing in effect, it shall not be canceled or otherwise rendered ineffective by the payment or discharge at any time of all of Borrower's obligations to Bank, and it shall apply to any and all financial accommodations subsequently granted, renewed or extended by Bank for Borrower, unless the undersigned shall deliver to Bank a written notice of revocation as to future transactions, at a time when Borrower is no longer obligated to Bank in any way, and while Bank is not committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.

Notwithstanding any other provisions of this Subordination Agreement, if the Subordinated Creditor shall notify the Bank that a payment default has occurred in the Subordinated Claims, after a period of 180 days following such date the Subordinated Creditor may take any lawful action to enforce the Subordinated Claims, it being understood and agreed that payment of the Subordinated Claims to the undersigned may not occur prior to the payment in full of all obligations owed from Borrower to Bank, to Bank's satisfaction.

Notwithstanding any other provision of this Agreement, Subordinated Creditor may secure its Subordinated Claims with a subordinated security interest in certain assets of Borrower. Subordinated Creditor hereby subordinates such security interest(s) whether now existing or hereafter arising, to the security interest(s) of Bank, whether now existing or hereafter arising, with respect to any and all assets of Borrower. Except as herein otherwise provided, the priorities between the parties shall be determined in accordance with the provisions of the Uniform Commercial Code. The Subordinated Creditor may not enforce its security interest in Borrower's assets, or commence any action to enforce such security interest until the earlier of (i) repayment in full of all Senior Claims to the satisfaction of the Bank, or (ii) upon the expiration of the 180 day period mentioned above, provided that any proceeds from the Borrower's assets must first be applied to repayment of the Senior Claim prior to applying any such proceeds to the Subordinated Claim. Upon receipt of any proceeds by the Subordinated Creditor from the exercise of its security interest, such payment or property shall be received by such undersigned in trust for Bank and forthwith will be delivered and transferred to Bank until payment in full of the Senior Claim to the satisfaction of bank.

Signature page follows.

The undersigned hereby acknowledges this Subordination Agreement and agrees to be bound by its provisions.

                                       SUBORDINATED CREDITOR:

                                       Maron Nu-Tech, Inc.

Dated: December 22, 2000               /s/ KENNETH H. KIM
-----------------------------          -----------------------------
                                       Kenneth H. Kim     President

              ACCEPTANCE OF SUBORDINATION AGREEMENT BY BORROWER

The undersigned, being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to IMPERIAL BANK, and to pay said Bank in accordance therewith.

                                       Obagi Medical Products, Inc.


Dated:                                 By:
       ----------------------              -------------------------




                                       By:
                                           -------------------------